Exhibit 99.10

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS

Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obta ined by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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Mortgage Loan Characteristics Summary Report

Summary	Total	Minimum	Maximum

Aggregate Current Principal Balance	$91,652,358.83
Number of Mortgage Loans	1,224
(1)Average Outstanding Principal Balance	$74,879.38	$5,467.96	$748,216.95
(1)Average Original Loan Balance	$76,217.12	$9,303.00	$750,000.00
(1)Weighted Average Current Combined Loan-to-Value Rati	85.92%	21.20%	124.58%
(1)Weighted Average Loan Rate	8.612%	4.000%	14.990%
(1)Weighted Average Original Term to Maturity (months)	278	57	360
(1)Weighted Average Remaining Term to Stated Maturity (m	266	31	360
(1)Weighted Average Term to Roll (months)	0	0	0
(1)(2)Weighted Average Credit Score	649	462	813

(1)Average or Weighted Average reflected in Total.
(2)99.05% of the Group II Mortgage Loans have Credit Scores.

		Percent of Cut-off Date
	Range	Principal Balance

Product Type	Fully Amortizing	91.91%
	Balloon Payment	8.09%

Lien	First	92.41%
	Second	7.59%

Geographic Distribution	California	28.65%
	Florida	17.33%
	Nevada	6.71%
	Virginia	5.26%
	Arizona	4.90%

Largest Zip Code Concentration	33177	0.47%

FHA-VA Loans		0.00%

Seller Financed Loans		1.24%

Section 32 Loans		0.00%

Loans with Borrower PMI		0.00%

Loans with Lender PMI		0.00%

Loans with Prepayment Penalties		85.82%

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Principal Balance Outstanding

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Principal Balances	Loans	Outstanding	Outstanding

$1 to $50,000	654	$21,929,845.00	23.93%
$50,001 to $100,000	345	23,442,127.86	25.58
$100,001 to $150,000	100	12,260,104.25	13.38
$150,001 to $200,000	45	7,853,839.00	8.57
$200,001 to $250,000	25	5,642,916.97	6.16
$250,001 to $300,000	17	4,662,040.15	5.09
$300,001 to $350,000	13	4,197,814.05	4.58
$350,001 to $400,000	13	4,914,042.97	5.36
$400,001 to $450,000	2	820,638.19	0.90
$450,001 to $500,000	2	966,945.70	1.06
$550,001 to $600,000	5	2,910,924.43	3.18
$600,001 to $650,000	1	620,489.96	0.68
$650,001 to $700,000	1	682,413.35	0.74
$700,001 to $750,000	1	748,216.95	0.82

Total:	1,224	$91,652,358.83	100.00%

FICO Scores

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
FICO Scores	Loans	Outstanding	Outstanding

Not Available	14	$872,145.65	0.95%
461 to 480	10	938,723.73	1.02
481 to 500	9	604,250.88	0.66
501 to 520	24	1,886,654.64	2.06
521 to 540	23	3,343,779.83	3.65
541 to 560	36	2,851,578.74	3.11
561 to 580	34	3,460,216.96	3.78
581 to 600	74	5,553,362.42	6.06
601 to 620	140	8,106,461.49	8.84
621 to 640	226	13,831,627.69	15.09
641 to 660	164	12,249,673.25	13.37
661 to 680	140	9,364,998.93	10.22
681 to 700	107	7,103,222.98	7.75
701 to 720	91	8,214,253.82	8.96
721 to 740	60	5,304,758.11	5.79
741 to 760	38	4,663,957.95	5.09
761 to 780	23	1,723,936.17	1.88
781 to 800	9	1,331,117.78	1.45
801 to 820	2	247,637.81	0.27

Total:	1,224	$91,652,358.83	100.00%

(1)

Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

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Original Term to Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Original Term to Maturity (months)	Loans	Outstanding	Outstanding

49 to 60	4	$129,658.75	0.14%
61 to 72	1	14,348.35	0.02
73 to 84	1	22,171.19	0.02
85 to 96	2	43,470.81	0.05
97 to 108	1	26,205.56	0.03
109 to 120	19	914,803.88	1.00
121 to 132	1	36,443.65	0.04
133 to 144	5	140,051.70	0.15
145 to 156	3	93,378.08	0.10
157 to 168	1	54,428.26	0.06
169 to 180	783	37,577,564.26	41.00
181 to 192	1	40,501.92	0.04
193 to 204	1	40,073.91	0.04
229 to 240	39	2,603,477.01	2.84
241 to 252	2	100,261.60	0.11
265 to 276	1	45,588.20	0.05
277 to 288	1	49,679.92	0.05
289 to 300	8	464,639.79	0.51
301 to 312	5	378,081.40	0.41
313 to 324	1	138,958.22	0.15
337 to 348	4	353,214.85	0.39
349 to 360	340	48,385,357.52	52.79

Total:	1,224	$91,652,358.83	100.00%

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Remaining Term to Stated Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Remaining Term to Stated Maturity (months)	Loans	Outstanding	Outstanding

25 to 36	1	$7,987.33	0.01%
37 to 48	7	146,524.45	0.16
49 to 60	6	156,237.30	0.17
61 to 72	3	109,123.53	0.12
73 to 84	2	64,632.40	0.07
85 to 96	2	47,061.92	0.05
97 to 108	25	1,627,756.44	1.78
109 to 120	9	504,475.47	0.55
121 to 132	4	145,087.77	0.16
133 to 144	4	597,619.06	0.65
145 to 156	3	114,279.56	0.12
157 to 168	15	599,270.59	0.65
169 to 180	747	35,205,485.83	38.41
181 to 192	1	167,231.45	0.18
193 to 204	2	96,858.07	0.11
217 to 228	8	360,379.32	0.39
229 to 240	30	2,051,156.62	2.24
265 to 276	1	51,188.24	0.06
277 to 288	74	5,670,565.56	6.19
289 to 300	4	296,934.25	0.32
301 to 312	6	1,002,009.19	1.09
313 to 324	9	1,494,513.75	1.63
325 to 336	4	489,451.11	0.53
337 to 348	15	1,347,776.39	1.47
349 to 360	242	39,298,753.23	42.88

Total:	1,224	$91,652,358.83	100.00%

Property Type

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Property Type	Loans	Outstanding	Outstanding

Single Family	861	$65,208,924.90	71.15%
PUD	172	12,704,049.17	13.86
Condominium	98	4,941,994.32	5.39
2-Family	50	4,493,008.75	4.90
3-Family	22	2,680,984.39	2.93
4-Family	6	892,166.16	0.97
Manufactured Housing	7	406,187.22	0.44
Townhouse	8	325,043.92	0.35

Total:	1,224	$91,652,358.83	100.00%

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Occupancy

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Occupancy	Loans	Outstanding	Outstanding

Primary	1,139	$84,594,362.08	92.30%
Investment	72	5,719,019.21	6.24
Second Home	13	1,338,977.54	1.46

Total:	1,224	$91,652,358.83	100.00%

Loan Purpose

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Loan Purpose	Loans	Outstanding	Outstanding

Purchase	822	$46,470,643.63	50.70%
Equity Refinance	359	40,384,795.34	44.06
Rate/Term Refinance	43	4,796,919.86	5.23

Total:	1,224	$91,652,358.83	100.00%

Current Mortgage Loan Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Range of Current Mortgage Loan Rates	Loans	Outstanding	Outstanding

3.501% to 4.000%	1	$19,465.65	0.02%
4.501% to 5.000%	4	222,472.58	0.24
5.001% to 5.500%	2	793,805.15	0.87
5.501% to 6.000%	30	7,216,926.74	7.87
6.001% to 6.500%	44	10,363,413.61	11.31
6.501% to 7.000%	69	10,856,933.85	11.85
7.001% to 7.500%	49	5,625,825.75	6.14
7.501% to 8.000%	83	9,471,134.36	10.33
8.001% to 8.500%	41	3,772,484.05	4.12
8.501% to 9.000%	67	4,036,906.05	4.40
9.001% to 9.500%	77	4,425,635.29	4.83
9.501% to 10.000%	211	10,647,725.42	11.62
10.001% to 10.500%	125	6,075,061.56	6.63
10.501% to 11.000%	197	9,334,192.71	10.18
11.001% to 11.500%	87	3,140,847.89	3.43
11.501% to 12.000%	64	2,920,355.98	3.19
12.001% to 12.500%	25	901,462.62	0.98
12.501% to 13.000%	24	1,115,095.24	1.22
13.001% to 13.500%	6	163,465.87	0.18
13.501% to 14.000%	15	460,844.91	0.50
14.001% to 14.500%	2	64,716.23	0.07
14.501% to 15.000%	1	23,587.32	0.03

Total:	1,224	$91,652,358.83	100.00%

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Current Combined Loan-to-Value Ratios

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Range of Current Combined Loan-to-Value Ratios	Loans	Outstanding	Outstanding

20.01% to 30.00%	5	$259,071.34	0.28%
30.01% to 40.00%	6	252,140.80	0.28
40.01% to 50.00%	24	2,453,249.09	2.68
50.01% to 60.00%	39	4,806,836.87	5.24
60.01% to 70.00%	58	8,374,412.89	9.14
70.01% to 80.00%	112	18,358,630.62	20.03
80.01% to 90.00%	126	13,791,021.14	15.05
90.01% to 100.00%	831	42,140,745.68	45.98
100.01% to 110.00%	21	943,197.61	1.03
110.01% to 120.00%	1	73,728.93	0.08
120.01% to 130.00%	1	199,323.86	0.22

Total:	1,224	$91,652,358.83	100.00%

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State or Territory

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
State or Territory	Loans	Outstanding	Outstanding

California	213	$21,143,064.13	23.07%
Florida	214	14,631,968.79	15.96
New York	47	4,912,539.77	5.36
New Jersey	25	4,182,008.02	4.56
Pennsylvania	42	3,965,458.42	4.33
Texas	76	3,790,510.63	4.14
Illinois	44	3,530,607.27	3.85
Nevada	38	2,782,319.36	3.04
Georgia	46	2,752,536.37	3.00
Maryland	27	2,630,484.41	2.87
Virginia	41	2,392,034.77	2.61
Arizona	37	1,866,213.36	2.04
Michigan	37	1,664,000.31	1.82
Utah	14	1,631,132.86	1.78
Massachusetts	23	1,551,278.84	1.69
Washington	26	1,541,683.63	1.68
Oregon	32	1,520,520.61	1.66
Ohio	25	1,372,303.56	1.50
Indiana	27	1,203,588.59	1.31
Wisconsin	14	1,125,303.97	1.23
Connecticut	15	1,007,527.90	1.10
Tennessee	18	971,674.85	1.06
North Carolina	24	920,613.54	1.00
Colorado	13	914,913.99	1.00
South Carolina	5	866,461.62	0.95
Rhode Island	13	852,562.52	0.93
New Hampshire	9	745,124.28	0.81
Hawaii	1	682,413.35	0.74
Alabama	9	668,695.43	0.73
Delaware	4	627,866.06	0.69
Missouri	13	467,424.81	0.51
Kentucky	6	440,143.82	0.48
Oklahoma	9	406,949.52	0.44
Iowa	6	356,427.11	0.39
Idaho	5	346,801.02	0.38
Minnesota	6	225,965.93	0.25
New Mexico	6	215,024.32	0.23
Arkansas	2	208,947.09	0.23
Louisiana	1	117,504.33	0.13
West Virginia	3	114,444.41	0.12
Alaska	2	90,633.10	0.10
Mississippi	1	75,013.64	0.08
Nebraska	2	67,860.92	0.07
Kansas	2	54,855.77	0.06
Wyoming	1	16,951.83	0.02

Total:	1,224	$91,652,358.83	100.00%

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Loan Documentation

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Loan Documentation	Loans	Outstanding	Outstanding

Stated Income	561	$39,468,747.47	43.06%
Full Documentation	485	40,910,890.55	44.64
No Documentation	113	7,012,548.62	7.65
Alternate Documentation	46	2,220,774.64	2.42
Limited Documentation	19	2,039,397.55	2.23

Total:	1,224	$91,652,358.83	100.00%

Performance Status

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Performance Status	Loans	Outstanding	Outstanding

Current	1,224	$91,652,358.83	100.00%

Total:	1,224	$91,652,358.83	100.00%

Prepayment Penalty Term

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Prepayment Penalty Term	Loans	Outstanding	Outstanding

6 months	1	$19,485.35	0.02%
12 months	72	5,887,080.41	6.42
24 months	287	15,520,436.88	16.93
30 months	2	112,821.63	0.12
36 months	260	29,019,041.11	31.66
60 months	58	6,223,125.16	6.79
No Prepayment Penalty	544	34,870,368.29	38.05

Total:	1,224	$91,652,358.83	100.00%